October 25, 2002

                  DREYFUS PREMIER HIGH YIELD SECURITIES FUND

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 2002

      The Fund is scheduled to hold an Adjourned Meeting of Shareholders on Monday, October 28, 2002, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, at 3:00 p.m. to consider a proposal to merge the Fund into Dreyfus Premier Limited Term High Income Fund, a series of The Dreyfus/Laurel Funds Trust. As of the date of this Prospectus Supplement, Fund shareholders have cast a sufficient number of affirmative votes to approve the proposal. If the proposal is approved by Fund shareholders at the October 28th shareholder meeting, is it planned that the merger will be consummated as of the close of business on October 30, 2002.